SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|     Preliminary Proxy Statement
|_|     Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_| Soliciting Material Pursuant to |_| ss.240.14a-11(c) or |_| ss.240.14a-12

                            DIGITAL POWER CORPORATION
                (Name of Registrant as Specified In Its Charter)

                      -------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

        1)     Title of each class of securities to which transaction applies:
               -------------------------------
        2)     Aggregate number of securities to which transaction applies:
               -------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               __________________________
        4)     Proposed maximum  aggregate value of transaction:  ______________
        5)     Total fee paid: ___________________

|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid: ________________________________
        2)     Form, Schedule or Registration Statement No.: ______________
        3)     Filing Party: __________________________________________
        4)     Date Filed: ___________________________________________

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635



To the Shareholders of Digital Power Corporation:

        You are cordially invited to attend the Annual Meeting (the "Meeting") of the Shareholders of Digital Power Corporation ("Digital") which will be held on Wednesday, July 14, 1999, at 10:00 a.m. (Pacific Time), at Digital's corporate offices located at 41920 Christy Street, Fremont, California 94538.

        The accompanying Notice of the Annual Meeting of the Shareholders and Proxy Statement contain the matters to be considered and acted upon, and you should read such material carefully.

        The Proxy Statement contains important information concerning the election of the Board of Directors of Digital. The Proxy Statement also contains important information concerning amendments to the Digital's Articles of Incorporation to require the approval of 66 2/3% of Digital's voting stock for certain business combinations, to eliminate cumulative voting and to eliminate shareholder action by written consent. I urge you to give these matters your close attention, as they are of great significance to Digital and its shareholders. The Board of Directors strongly recommends your approval of these proposals. In addition, shareholders may transact such other business as may properly come before the Meeting or any adjournment thereof.

        We hope you will be able to attend the Meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date, and return the enclosed proxy promptly. You may, of course, revoke your proxy if you attend the meeting and choose to vote in person.

                                                   Sincerely,

                                               /s/ ROBERT O. SMITH
                                                  ------------------------
                                                   Robert O. Smith
                                                   President



May 27, 1999

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                            Fremont, California 94538
                                 (510) 657-2635

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     To Be Held On Wednesday, July 14, 1999

        NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Digital Power Corporation, a California corporation ("Digital" or the "Company"), will be held on Wednesday, July 14, 1999, at 10:00 a.m. (Pacific
Time), at Digital's offices located at 41920 Christy Street, Fremont, California 94538 for the following purposes, all of which are more completely discussed in the accompanying Proxy Statement:

        1.     To amend the Articles of Incorporation of Digital to adopt a new
               Article VI to eliminate cumulative voting;

        2.     To amend the Articles of  Incorporation of Digital to adopt a new
               Article VII to eliminate shareholder action by written consent;

        3. To amend the Articles of Incorporation of the Digital to adopt a new Article VIII which establishes higher voting requirements by shareholders in certain circumstances (a) to approve certain business combinations involving Digital and/or its subsidiaries, and (b) to amend Article VIII;

        4. If either Proposal Nos. 1 or 2 is approved, to amend the Articles of Incorporation of Digital to adopt a new Article IX to require a higher voting requirement to amend Articles VI or VII;

        5. The election of five directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified; and

        6. To transact such other business as may properly come before the meeting or any adjournments thereof.

        All of the above-matters are more fully described in the accompanying Proxy Statement. Only shareholders of record at the close of business on May 24, 1999, are entitled to notice of and to vote at the Annual Meeting of the Shareholders.

                                            BY ORDER OF THE BOARD OF DIRECTORS
                                            PHILIP G. SWANY, Secretary

Fremont, California
May 27, 1999


YOU ARE CORDIALLY INVITED TO ATTEND DIGITAL'S ANNUAL MEETING OF SHAREHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                               PROXY STATEMENT OF
                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635

                     INFORMATION CONCERNING THE SOLICITATION

        This Proxy Statement is furnished to the shareholders of Digital Power Corporation ("Digital" or the "Company") in connection with the solicitation of proxies on behalf of Digital's Board of Directors for use at Digital's Annual Meeting of the Shareholders (the "Meeting") to be held on Wednesday, July 14, 1999, at 10:00 a.m. (Pacific Time), at Digital's offices located at 41920 Christy Street, Fremont, California 94538, and at any and all adjournments thereof. Only shareholders of record on May 24, 1999, will be entitled to notice of and to vote at the Meeting.

        The proxy solicited hereby, if properly signed and returned to Digital and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the approval of proposals 1, 2, 3 and 4, and "FOR" the five nominees for the Board of Directors, and at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with Digital written notice of its revocation addressed to Philip G. Swany, Corporate Secretary, Digital Power Corporation, 41920 Christy Street, Fremont, California 94538; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

        This solicitation of proxies is being made by Digital's Board of Directors. Digital will bear the entire cost of preparing, assembling, printing, and mailing proxy materials furnished by the Board of Directors to shareholders. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, employees, and agents of Digital may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which Digital will also bear. Digital will reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Digital is held of record by such entities. In addition, Digital may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies if management determines it to be advisable.

        A copy of Digital's Annual Report on Form 10-KSB for the year ended December 31, 1998, accompanies this Proxy Statement.

        This Proxy Statement and form of proxy were first mailed to shareholders on or about May 27, 1999.

                                RECORD DATE AND VOTING RIGHTS

        Digital is authorized to issue up to 10,000,000 shares of Common Stock, no par value. As of May 24, 1999, 2,771,435 shares of Common Stock were issued and outstanding. No shares of preferred stock are outstanding. Each share of Common Stock shall be entitled to one vote on all matters submitted for shareholder approval. The record date for determination of shareholders entitled to notice of and to vote at the Meeting is May 24, 1999.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. A majority of the outstanding shares of Common Stock must be represented at the Meeting to constitute a quorum for the transaction of business. The affirmative vote of a majority of Digital's Common Stock outstanding is necessary to approve proposals 1 and 2. The affirmative vote of 66 2/3% of Digital's Common Stock outstanding is necessary to approve proposals 3 and 4. Regarding the election of directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees, by following the instructions on the enclosed proxy card. If no specific instructions are given with respect to any matter to be voted on, the shares represented by a signed proxy will be voted FOR proposals 1, 2, 3 and 4, and FOR the election of the Board's nominees. Directors will be elected from nominees receiving the highest number of affirmative votes cast by the holders of Digital's Common Stock, voting in person or by proxy at the Annual Meeting. Thus abstentions, because they will be counted in determining whether a quorum is present for the vote on all matters, will have no effect on the election of directors, but will have the effect of a NO vote for proposals 1, 2, 3 and 4. Similarly, broker non-votes are also counted towards a quorum but are not counted for any purpose in determining whether a matter has been approved, and will have the same effect as an abstention.

        On any matter submitted to the vote of the shareholders other than the election of directors, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on Digital's books as of the record date. In connection with the election of directors, shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for election of directors and only if the shareholder holding such shares has given notice at the Annual Meeting, prior to such voting, of his or her intention to vote cumulatively. (Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.) If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the record date, multiplied by the number of directors to be elected. All of these votes may be cast for any one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The nominees receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected.

        If one of Digital's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked
"withhold authority." Such an instruction, however, will also deny the proxyholders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting, although it will not prevent the proxyholders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Annual Meeting. If Proposal 1 is adopted, shareholders will not have the right to cumulative votes for the election of directors in the future.

        A shareholder may choose to withhold from the proxyholders the authority to vote for any of the individual candidates for the Board of Directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxyholders will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the Annual Meeting, but they will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been struck out, and for any other candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person.

                        PROPOSED AMENDMENTS TO DIGITAL'S
                            ARTICLES OF INCORPORATION

GENERAL

        Digital's Board of Directors (the "Board") met on April 23, 1999, at which meeting a quorum was present. At that time, the Board approved several amendments (the "Amendments") to Digital's Articles of Incorporation and voted to recommend that Digital's shareholders consider and approve each of the Amendments.

PURPOSE OF THE AMENDMENTS

        The Amendments, which in various forms have been adopted by a number of other companies, are intended to make Digital a less attractive candidate for acquisition by a person or company who does not have the support of the Board, and to enhance the stability of the management of Digital. Although Digital has received no current indications of interest for its potential acquisition, Digital believes that in light of its low trading price, another entity may be interested in acquiring Digital. The Board believes that Digital's Common Stock is undervalued and in the event someone may be interested in acquiring Digital, the Board believes that it can negotiate better on behalf of Digital's shareholders if any potential acquirer is required, unless certain conditions are met, to negotiate through Digital's Board.

        The Amendments, which are discussed below and are intended to achieve the above goals, may not deter an acquisition of Digital. However, they may discourage attempts by other persons, companies or groups to acquire control of Digital, without negotiation with Digital, through the acquisition of a substantial number of shares of Digital's Common Stock, possibly followed by a forced merger or other business combinations in which the remaining shareholders of Digital may not receive a fair price for their shares. Such a merger may or may not be in the interests of Digital or its shareholders. The Board believes shareholders other than the person seeking control may suffer substantial inequities and may not receive a fair price for their stock if Digital falls under the control of another person or company which then proceeds to accomplish a Business Combination (as hereinafter defined) of the two by merger or otherwise without first negotiating with management to obtain the fairest terms for all shareholders.

EFFECT OF THE AMENDMENTS

        Shareholders should be aware that the Amendments, which, among other things, require approval of certain matters (including Business Combinations, as defined) by vote of the holders of at least 66 2/3% of Digital's outstanding voting stock, voting separately as a class (hereinafter referred to as the "Supermajority Vote"), may have the effect of discouraging tender offers because they might give the directors and management of Digital, who control 7.52% of Digital's outstanding voting stock, the ability, with the aid of a minority of Digital's shareholders, to ensure that the Supermajority Vote necessary to approve certain transactions could not be obtained without their approval. Therefore, it should be noted that should the Amendments be approved, Digital's directors, officers and a minority of the shareholders voting together might be able to prevent a transaction favored by or favorable to a majority of the shareholders.

        One of the amendments provides for the elimination of cumulative voting. Cumulative voting entitles a shareholder voting at any election of directors to cumulate his or her votes to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled. The shareholder may also distribute his votes on the same principle among as many candidates as he thinks fit. Thus, a minority shareholder who owns a substantial number of shares may obtain board representation through cumulative voting. Under the proposed Amendments, Digital would eliminate this ability.

        An additional amendment provides for the elimination of action by written consent. The adoption of this amendment will preclude any action to be taken by the shareholders of Digital except at a meeting of shareholders.

        The Amendments contain provisions that might have the effect of discouraging replacement of the directors of Digital who had been elected before a Related Person (as defined in proposal 3) acquired 10% or more of Digital's voting stock. Such directors (and others so designated by the Continuing Directors before election) are generally defined as "Continuing Directors." The amendment might, therefore, have the effect of making the replacement of incumbent management less likely, since officers are chosen by the Board.

        Provisions that may discourage tender offers could be considered to be anti-takeover devices that could deter a takeover attempt and entrench management even if the terms of the proposed takeover could have been desirable or beneficial to shareholders.

        The Supermajority Vote requirement might independently have the effect of discouraging takeover attempts by persons who did not first negotiate with the Board. This provision is enhanced by the proposed amendments to eliminate cumulative voting and shareholder action by written consent since elimination of cumulative voting will prevent a Related Person from obtaining a position on the board and force such Related Person, if it wishes to acquire Digital, to go through Digital's board, and requires any shareholder action to occur through a shareholders' meeting.

        The Board believes, however, after having considered the above factors, that the benefits of the Amendments outweigh any possible disadvantages resulting from Digital's being a less attractive acquisition target.

STATE LAW, OTHER BYLAW PROVISIONS AND OTHER REGULATORY MATTERS

        Under California General Corporation laws, the Amendments which require a Supermajority Vote shall cease to be effective 2 years after the filing of the most recent amendment or certificate of determination to adopt or re-adopt the Supermajority Vote provisions unless such Supermajority Vote privisions are renewed, within 1 year before the applicable expiration date, for another 2 year period. If a Supermajority Vote provision is not renewed within the applicable expiration date, then that particular Supermajority Vote provision shall not be in force after the expiration date and shall only require the vote of only a majority.

        The Amendments are permitted under the California General Corporation laws and are allowed by the rules of the American Stock Exchange ("AMEX"), upon which Digital's Common Stock is listed and traded. The Amendments are not in response to efforts of which the Board is aware to accumulate Digital's stock or to obtain control of Digital. Currently, Digital's Articles of Incorporation and Bylaws do not presently contain any provisions intended by Digital to have, or, to the knowledge of the Board, having any anti-takeover effect. However, the Articles of Incorporation do provide that Preferred Stock of Digital may be issued in one or more series, and expressly vests in the Board the authority to determine designations, preferences and certain rights of each such series. Although the Board presently has no intention of doing so, these shares could be issued to a holder that could vote against a merger, sale of assets or other extraordinary corporate transaction.

        In addition to the Amendments, Digital will also amend its Bylaws to require a 70-day notice period in the event a person wishes to nominate someone to Digital's Board. Such amendment to its Bylaws in conjunction with the Amendments may deem to be deemed to have an anti-takeover effect. While Digital may from time to time consider proposals which may under certain circumstances be deemed to have anti-takeover implications, the Board does not presently contemplate recommending the adoption of any further amendments to the Articles of Incorporation or the adoption of any amendments to the Bylaws of Digital.

SUMMARY OF AMENDMENTS

        Proposed New Article VI. The provisions of this new Article would eliminate cumulative voting in connection with the election of directors.

        Proposed New Article VII. The provisions of this new Article would eliminate the ability to take shareholder action by written consent.

        Proposed New Article VIII. The provisions of this new Article would establish a requirement that the approval by a Supermajority Vote be obtained for certain business transactions between Digital and/or its subsidiaries and persons owning 10% or more of its voting stock except where the transaction has been approved by a (i) majority of the Board and 80% of the Continuing Directors or (ii) majority of the Board and if certain minimum price and other conditions are met.

        Proposed New Article IX. The provisions of this new Article IX would require a Supermajority Vote to amend Article VI and VII, if approved.

        Adoption of the Amendments may have significant effects on the ability of shareholders of Digital to benefit from certain kinds of transactions which may be opposed by the incumbent Board of Directors. Accordingly, before voting on the Amendments, shareholders are urged to read carefully the following sections of this Proxy Statement, which discuss the advantages and disadvantages of adopting the Amendments and describe more fully the specific provisions of each Amendment. Exhibit A, attached hereto, set forth the full text of the Amendments, and the descriptions of such Amendments are qualified in their entirety by reference to such Exhibit.

                                  PROPOSAL ONE
                  ARTICLE VI - ELIMINATION OF CUMULATIVE VOTING

        New Article VI would eliminate the right of shareholders to cumulative voting in connection with the election of directors. Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled. If this new Article VI is adopted, a minority shareholder in Digital may be unable to obtain board representation otherwise available through cumulative voting. However, the Board believes adoption of this amendment is consistent with the other Amendments to promote continuity of current management and, require to the extent possible, that negotiations occur through Digital's Board.

                                  PROPOSAL TWO
          ARTICLE VII - ELIMINATION OF ACTION TAKEN BY WRITTEN CONSENT

        Currently, Digital is authorized to take any shareholder action by written consent. The Board is proposing new Article VII to eliminate shareholder action to be taken by written consent. The Board believes that any proposed shareholder action should be taken at either a special or annual meeting. In this manner, all shareholders will have an opportunity to attend and voice their opinions which would not be available by written consent.

        The affirmative vote of the holders of a majority aggregate number of shares of Digital's Common Stock outstanding is required for the adoption of the foregoing proposal 1 and 2.

                                 PROPOSAL THREE
                    ARTICLE VIII - SUPERMAJORITY REQUIREMENT
                        FOR CERTAIN BUSINESS COMBINATIONS

        The proposed addition of Article VIII to the Articles of Incorporation would govern any proposed "Business Combination" (as hereinafter defined) between Digital and/or its subsidiaries and a "Related Person" (as hereinafter defined). Under this amendment, a Business Combination which does not fall within the exceptions contained in the provisions would require approval by an affirmative vote of 66 2/3% of the outstanding shares of voting stock ("Supermajority Vote").

        The proposed Article VIII may be amended by (1) the affirmative vote of a majority of the Directors and the affirmation vote of 66 2/3% of the voting stock, or (2) the affirmative vote of a majority of the Board and 80% of the Continuing Directors and an affirmative vote of a majority of the voting stock.

        The Board has noted that uninvited or unsolicited tender offers or other attempts to acquire control of companies, if successful, are sometimes followed by a merger or similar transaction that involves the elimination of minority shareholders or a change in their interests as shareholders. Such a two-step, non-negotiated (or Board disapproved) transaction often results in the elimination of minority shareholders who did not tender their stock in the first step, or who, as a result of proration, did not have all their tendered stock purchased. In connection with the second step, minority shareholders are often forced to accept less valuable or desirable consideration (for example, equity or debt securities of the purchaser instead of cash) for their stock than was available or offered in the first step.

        The Board believes that substantial inequities can befall the remaining shareholders after a publicly held company has come under the control of another person or company and the latter then proceeds to combine a company owned by the person or the acquiring company itself with the publicly held company by a merger or otherwise. The terms of such a Business Combination may not reflect an arm's-length bargaining, and thus may not assure fair treatment of the remaining shareholders, because the same party controls both sides of the negotiations. In connection with such a Business Combination, significant changes in the policies or management of the acquired company may also be affected.

        California General Corporation Law permits a California corporation, such as Digital, to be merged with or into another corporation upon the approval of a majority of its shareholders. Hence, in general, a party who held or controlled a majority of Digital's voting stock could force a merger, consolidation, sale of substantially all Digital's or a subsidiary's assets or other transaction on terms it dictated. While minority shareholders of non-publicly traded corporations have certain statutory rights of appraisal under California law, pursuant to which they may enforce their right to receive the "fair value" of their shares, the common shareholders of Digital may not be able to take advantage of this statutory right of appraisal since Digital's Common Stock is quoted on the AMEX. Digital's shareholders could rely on certain common law rights based on the fiduciary duty of a controlling shareholder to deal fairly with minority shareholders and upon federal securities laws governing disclosures in the event of a Business Combination pursuant to which shareholder action is required, but efforts to pursue these rights may involve protracted and expensive litigation. A minority shareholder may not have the financial resources to wait out such litigation and, faced with the inability to liquidate his investment at a value equal to that paid under the tender offer, may be coerced by economic considerations into accepting the inequitable terms of a Business Combination.

        In order to provide Digital's shareholders with additional protection in the event of an attempted two-step Business Combination or any transaction which would involve an effort to acquire control of Digital to their detriment, new
Article VIII would, as permitted under California law, require a Supermajority Vote to approve certain Business Combinations with Related Persons.

        This amendment would not restrict another company which merely desired to exercise control over Digital and did not intend to effect a subsequent Business Combination. However, if another company obtaining control over Digital were not willing to meet the price and other conditions of the Article VIII, the holders of just over 33 1/3% of the voting stock could block a Business Combination supported by the remaining shareholders. This ability to block a Business Combination may therefore have the effect of discouraging tender offers. As already noted, the directors and management of Digital control 7.52% of the Common Stock and thus might be able to block such a combination with the aid of a minority of Digital's shareholders.

        The adoption of Article VIII might discourage a tender offer for Digital's Common Stock which might be at a price above the prevailing market price because of the resulting need either to observe the minimum price requirements of Article VIII or to obtain a Supermajority Vote, as a precondition to any subsequent Business Combination. This might also have the effect of preventing temporary fluctuations in the market price of the Common Stock of Digital, which often result from actual or rumored takeover attempts, thereby depriving shareholders of the opportunity of selling their stock at a temporarily higher price. The board believes that the advantages of the amendment to all of the shareholders of Digital, namely, assuring them a minimum price for their shares in a merger or similar transaction constituting the final step in a takeover, outweigh any possible disadvantages resulting from the decrease in the likelihood of Digital becoming a target of a takeover bid, which might be desired or favored by a majority of Digital's shareholders.

        A "Business Combination" is defined to include mergers, leases, consolidations, sales and exchanges of assets and similar transactions involving Digital or a subsidiary including any securities issued by Digital or a subsidiary in exchange for cash, securities or other property (or combinations thereof) having an aggregate fair market value of $1,000,000 or more, between Digital (or a subsidiary of Digital) and a Related Person or certain defined parties related to a Related Person. The definition also includes certain other transactions (including reclassifications and recapitalizations) with the effect of, directly or indirectly, increasing the Related Person's proportionate share of stock in Digital, and complete or partial liquidation, spinoffs, splitoffs and splitups.

        A "Related Person" is defined to include another entity or group of entities that has acquired 10% of the voting stock of Digital. Both Business Combination and Related Person are defined broadly in Article VIII to prevent circumvention of the purpose of the Article through complicated legal procedures.

        A  Business   Combination  with  a  Related  Person  would  require  the satisfaction of one of the three following tests:

        (a) such Business Combination is approved by a majority of the Board and a Supermajority Vote of the shareholders, after the distribution to shareholders of a proxy statement containing the information described in paragraph (c)(iv) below;

        (b) such Business Combination is approved by an 80% vote of the Continuing Directors, the majority of the Board, and shareholders representing a majority of voting stock; or

        (c) such Business Combination is approved by a majority of the Board and a majority of the shareholders representing a majority of voting stock provided that the following conditions are met:

(i) the minimum price received by common stock shareholders in the Business Combination would have to be equal to the highest of (1) not less than the highest per share price paid by the Related Person during the 2 years prior to the public announcement of the proposed Business Combination ("Announcement Date") or the transaction which it became a Related Person ("Determination Date"), whichever is higher; (2) the fair market value per share on the Announcement Date or on the Determination Date, whichever is higher; or (3) a price per share equal to the fair market value per share determined under clause (2) above multiplied by the ratio calculated by dividing the highest price per share paid by the Related Person during a 2-year period immediately prior to the Announcement Date to the fair market value of the shares on the first day in such 2-year period upon which the Related Person acquired any shares;

(ii) the minimum price received by shareholders for shares of such class or series of voting stock, other than common shares, in the Business Combination would have to be equal to the highest of (1) not less than the highest per share price paid by the Related Person for any share of such class or series during the 2 years prior to the Announcement Date or Determination Date, whichever is higher; (2) the fair market value per share of such class of series on the Announcement Date or on the Determination Date, whichever is higher; or (3) the highest preferential amount per share which holders of shares of such class or series would be entitled, if any, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Digital;

(iii)the   consideration   to  be  received  by  shareholders  in  the  Business
     Combination shall be cash or in such form as the holders of the voting stock may approve as a class; and

(iv) a proxy statement must have been delivered to shareholders in connection with the Business Combination.

                                         PROPOSAL FOUR
                           ARTICLE IX - GENERAL AMENDMENT PROVISIONS

        The provisions of new Article IX is to the effect that if either of proposals 1 and 2 is approved, such Article may not be amended except by approval by holders of Digital's Common Stock representing 66 2/3% of the outstanding shares of Common Stock.

        This new Article is necessary to prevent circumvention of the approved proposals other than by a Supermajority Vote.

     The affirmative vote of the holders of 66 2/3% of the aggregate number of shares of Digital's Common Stock outstanding is required for the adoption of the foregoing proposal 3 and 4.
                                         PROPOSAL FIVE
                                     ELECTION OF DIRECTORS

        Five (5) directors are to be elected at the Meeting, each to serve until the next Annual Meeting and until his successor shall be elected and qualified or until his earlier death, resignation, or removal. None of the nominees for director was selected pursuant to any arrangement or understanding other than with the directors and officers of Digital acting within their capacities as such. There are no family relationships between any of the directors and executive officers of Digital. The following table sets forth the persons nominated by the Board of Directors for election as director and certain information with respect to those persons.



                                   Principal Occupation and Background For the
Name                         Age   Past Five Years
----------------------     ------  -------------------------------------------------------------------

Robert O. Smith              54    Chief Executive Officer and Director since 1989 and President since
                                   May 1996.  From 1980 to 1989 variously served as Vice
                                   President/Group Controller of Power Conversion Group, General
                                   Manager of Compower Division, and President of Boschert
                                   subsidiary, of Computer Products, Inc., manufacturer of power conversion products and industrial automation systems.  Received
                                   B.S. in Business Administration from Ohio University and
                                   completed course work in M.B.A. program at Kent State University.
Chris Schofield              42    Managing Director of Digital Power Limited since January 1998.
                                   Director and General Manager of Gresham Power Group from 1995 to 1998.  From 1988 to 1995, Director of United Kingdom
                                   Operations of the Oxford Instruments Group.
Thomas W. O'Neil, Jr.        69    Director since 1991.  Certified Public Accountant and Partner since
                                   1991 of Schultze, Wallace and O'Neil, CPAs. Retired as Partner,
                                   from 1955 to 1991, of KPMG Peat Marwick. Director of California
                                   Exposition and State Fair; Director of Regional Credit Association;
                                   Director of Alternative Technology Resources, Inc.  Graduate of St.
                                   Mary's College and member of the St. Mary's College Board of
                                   Regents.







                                   Principal Occupation and Background For the
Name                         Age   Past Five Years
----------------------     ------  -------------------------------------------------------------------

Scott C. McDonald            45    Director since May 1998.  Director of Castelle Incorporated since
                                   April 1999.  Director of Octant Technologies, Inc. since April 1998.
                                   From November 1996 to May 1998, Director of CIDCO
                                   Incorporated, a communications and information delivery company.
                                   From October 1993 to January 1997, Executive Vice President,
                                   Chief Operating and Financial Officer of CIDCO.  From March
                                   1993 to September 1993, President, Chief Operating and Financial
                                   Officer of PSI Integration, Inc.  From February 1989 to February
                                   1993, Chief Financial Officer and Vice President, Finance of
                                   Administration of Integrated System, Inc.  Received B.S. in
                                   Accounting from The University of Akron and M.B.A. from Golden
                                   Gate University.
Robert J. Boschert           62    Business consultant for small high-growth technology companies.
                                   Director since 1990 of Hytek Microsystems, Inc.  From June 1986 until June 1998, served as consultant to Union Technology.  Founder of Boschert, Inc.  Retired as a member of the board of directors in
                                   1984.  Received B.S. in Electrical Engineering from University of
                                   Missouri.

Committees of the Board; Meetings and Attendance

        The Board has an Audit Committee and a Compensation Committee. The Audit Committee currently consists of Messrs. Boschert, McDonald and O'Neil, and the Compensation Committee consists of Messrs. Boschert, McDonald and O'Neil. The Board does not have a Nominating Committee. The primary functions of the Audit Committee are to review the scope and results of audits by the Company's independent auditors, the Company's internal accounting controls, the non-audit services performed by the independent accountants, and the cost of accounting services. The Compensation Committee administers the Company's 1996 Stock Option Plan and the Company's 1998 Stock Option Plan upon its adoption and approves compensation, remuneration, and incentive arrangements for officers and employees of the Company.

        The Board met nine times during 1998, and the Audit Committee and the Compensation Committee each met one time during 1998. Each director attended at least seventy-five percent of the meetings of the Board and of the committees upon which he served.

Compensation of Directors

        Non-employee directors receive $10,000 per annum paid quarterly and options to purchase 10,000 shares of Common Stock.

Vote Required for the Election of Directors

        Directors will be elected from the nominees receiving the highest number of affirmative votes of the shares of Common Stock present and voting at the Meeting. Each share of Common Stock which is represented, in person or by proxy, at the Meeting will be accorded one vote on each nominee for director, unless one or more shareholders express an intention to exercise the right of cumulative voting, in which case all shares will be accorded the cumulative voting rights described under the caption "Record Date and Voting Rights," above.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THE FIVE (5) ABOVE-LISTED NOMINEES.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires Digital's directors, executive officers, and persons who own more than 10% of Digital's outstanding Common Stock to file reports of ownership and changes in ownership with the SEC. Directors, executive officers, and shareholders of more the 10% of Digital's Common Stock are required by SEC regulations to furnish Digital with copies of the Section 16(a) forms they file.

        Based solely on a review of the copies of such forms furnished to Digital, or written representations that such filings were not required, Digital believes that, during the calendar year 1998, all Section 16(a) filing requirements applicable to its directors and officers were complied with the exception that Mr. Schofield inadvertently failed to timely file one transaction.

Executive Officers

        The name, age and description of the executive officers of Digital and its subsidiaries are listed below.


Name                                         Age    Office and Background
---------------------------------------     -----  ----------------------------

Robert O. Smith,                              54     See "Election of Directors"
President and Chief Executive Officer

Chris Schofield,                              42     See "Election of Directors"
Managing Director,
Digital Power Limited

 Name                        Age     Office and Background
------------------------    -----   -----------------------------------------

Philip G. Swany,              49     Mr. Swany joined the Company as its
Chief Financial Officer              Controller in 1981. In February 1992, he
                                     left the Company to serve as the Controller for Crystal Graphics, Inc., a 3-D graphics software development company. In
                                     September 1995, Mr. Swany returned to the
                                     Company where he was made Vice President-
                                     Finance.  In May 1996, he was named Chief
                                     Financial Officer and Secretary of the
                                     Company. Mr. Swany received a B.S. degree in Business Administration - Accounting from Menlo College, and attended graduate courses in business administration at the University of Colorado.

Executive Compensation.

        Executive officers are appointed by, and serve at the discretion of, the Board of Directors. Except for Robert O. Smith, the Company's President and Chief Executive Officer, the Company has no employment agreements with any of its executive officers. The following table sets forth the compensation of the Company's President and Chief Executive Officer during the past three years. No other officer received annual compensation in excess of $100,000 during the 1998 fiscal year.


                                                SUMMARY COMPENSATION TABLE


                                                                                   Long Term Compensation

                                   Annual Compensation                      Awards                    Payouts
                                   --------------------                    --------                   --------
                                                                   Restricted    Securities            LTIP    All Other
Name and Principal                          Other Annual              Stock      Underlying           Payouts  Compensa-
Position             Year        Salary     Compensation ($)        Award(s) ($)   Options (#)           ($)       tion
------------------   ----      ----------- ----------------        ------------   ------------        -------  ---------

Robert O. Smith      1998      $141,912(1)       $0                    $0          100,000(2)           $0         $0
President and CEO    1997      $150,000          $0                    $0          100,000(3)           $0         $0
                     1996      $110,000          $0                    $0           61,500(4)           $0         $0



(1) Pursuant to Mr. Smith's contract, Mr. Smith is entitled to receive $175,000 per annum. However, due to the financial conditions of the Company, Mr. Smith only received $141,912. Mr. Smith may, in the future, re-seek this difference.

(2) Pursuant to his employment contract, in January 1998, Mr. Smith received options to acquire 100,000 shares of Common Stock at $6.69 per share. These options expire in January 2008. On November 5, 1998, these options were repriced to an exercise price of $2.31 per share.

(3) Pursuant to his employment contract, in January 1997, Mr. Smith received options to acquire 100,000 shares of Common Stock at $5.4375 per share. These options expire in January 2007. On November 5, 1998, these options were repriced to an exercise price of $2.31 per share

(4) In August 1996, Mr. Smith received options to acquire 61,500 shares of Common Stock at $1.80 per share pursuant to the 1996 Stock Option Plan. The options are subject to a two-year vesting period.

        Effective October 1, 1996, the Company and Mr. Smith entered into an employment contract which terminates on December 31, 1999. Under the terms of Mr. Smith's employment contract, Mr. Smith shall serve as President and Chief Executive Officer of the Company and his salary shall be $175,000 per annum effective on January 1, 1998, and increasing to $200,000 per annum by January 1, 1999. Mr. Smith's salary for 1997 was $150,000. In addition, pursuant to Mr. Smith's contract, he shall have the right to receive on the first business day of each January during the term of his contract options to acquire 100,000 shares of Common Stock at the lower of market value as of such date or the average closing price for the first six months of each year of his contract. Finally, pursuant to Mr. Smith's employment contract, in the event there is a change in control of the Company, Mr. Smith shall be granted a five year consulting contract at $200,000 per year. Due to the financial condition of Digital, Mr. Smith did not receive his contract amount in 1998 and will not receive his contract amount in 1999. Mr. Smith may, in the future, re-seek payment of the difference.

        The following table sets forth the options granted to Mr. Smith during the past fiscal year.


                                  OPTION GRANTS IN LAST FISCAL YEAR

                                         Individual Grants
                                         ------------------


                                                 % of Total Options
                        Number of Securities         Granted to         Exercise or
                         Underlying Options      Employees in Fiscal    Base Price      Expiration
        Name                 Granted (#)                Year              ($/Sh)           Date
--------------------  -----------------------   ---------------------  -------------   -------------

Robert O. Smith                100,000                 18.22%            $6.69(1)      January 2008


(1)     On November 5, 1998, these shares were repriced to $2.31 per share.

        The following table sets forth Mr. Smith's fiscal year end option values. No options were exercised by Mr. Smith during 1998.

                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                 AND FISCAL YEAR-END OPTION VALUES


                                                         Number of Unexercised  Value of Unexercised
                                                         Options at FY-End (#)  In-the-Money Options
                                                                                 at FY-End ($)(1)

                 Shares Acquired on                          Exercisable/          Exercisable/
      Name          Exercise (#)    Value Realized ($)       Unexercisable         Unexercisable
---------------- ------------------ ------------------   ----------------------  -------------------

Robert O. Smith         None               None          398,400 Exercisable/        $147,730/
                                                            0 Unexercisable             $0


(1)    Market price at December 31, 1998, for a share of common stock was $1.75.

Stock Plans

        Employee Stock Purchase Plan. The Company has adopted an Employee Stock Ownership Plan ("ESOP") in conformity with ERISA requirements. As of December 31, 1998, the ESOP owns, in the aggregate, 169,164 shares of the Company's Common Stock. In June 1996, the ESOP entered into a

$500,000 loan with San Jose National bank to finance the purchase of shares. The Company has guaranteed the repayment of the loan, and it is intended that Company contributions to the ESOP will be used to pay off the loan. All employees of the Company participate in the ESOP on the basis of level of compensation and length of service. Participation in the ESOP is subject to vesting over a six-year period. The shares of the Company's Common Stock owned by the ESOP are voted by the ESOP trustees. Mr. Smith, President and Chief Executive Officer of the Company, is one of two trustees of the ESOP.

        1996 Stock Option Plan. The Company has established a 1996 Stock Option Plan (the "1996 Plan"). The purpose of the 1996 Plan is to encourage stock ownership by employees, officers, and directors of the Company to give them a greater personal interest in the success of the business and to provide an added incentive to continue to advance in their employment by or service to the Company. A total of 513,000 options are authorized to be issued under the Plan, of which 434,100 options have been issued. The 1996 Plan provides for the grant of either incentive or non-statutory stock options. The exercise price of any incentive stock option granted under the 1996 Plan may not be less than 100% of the fair market value of the Common Stock of the Company on the date of grant. The fair market value for which an optionee may be granted incentive stock options in any calendar year may not exceed $100,000. Shares subject to options under the 1996 Plan may be purchased for cash. Unless otherwise provided by the Board, an option granted under the 1996 Plan is exercisable for ten years. The 1996 Plan is administered by the Compensation Committee which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule, and other terms of the options. The 1996 Plan may be amended, suspended, or terminated by the Board but no such action may impair rights under a previously granted option. Each incentive stock option is exercisable, during the lifetime of the optionee, only so long as the optionee remains employed by the Company. No option is transferrable by the optionee other than by will or the laws of descent and distribution.

Other Stock Options

        The Company, as of December 31, 1998, has outstanding options to acquire 167,000 shares of Common Stock at $1.80 per share and options to acquire 86,900 shares of Common Stock at $.50 per share. These options were granted to employees in May 1993 and are now fully vested.

401(k) Plan

        The Company has adopted a tax-qualified employee savings and retirement plan (the "401(k) Plan"), which generally covers all of the Company's full-time employees. Pursuant to the 401(k) Plan, employees may make voluntary contributions to the 401(k) Plan up to a maximum of six percent of eligible compensation. These deferred amounts are contributed to the 401(k) Plan. The 401(k) Plan permits, but does not require, additional matching and Company contributions on behalf of Plan participants. The Company matches contributions at the rate of $.25 for each $1.00 contributed. The Company can also make discretionary contributions. The 401(k) Plan is intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible to the Company when made and neither the contributions nor the income earned on those contributions is taxable to Plan participants until withdrawn. All 401(k) Plan contributions are credited to separate accounts maintained in trust.

        During calendar year 1998, the Board of Directors repriced the exercise price for stock options to acquire 598,940 shares of Common Stock held by officers and employees of the Company. The following table sets forth the ten year option repricing information for the executive named in the compensation table and directors.

                                  TEN YEAR OPTION REPRICINGS

                                                                                                  Length of
                                         Number of                    Exercise                     Original
                                        Securities    Market Price    Price at                  Optional Term
                                        Underlying     of Stock at     Time of        New        Remaining at
                      Effective Date      Options        Time of      Repricing     Exercise       Date of
Name                    of Reprice     Repriced (#)   Repricing ($)      ($)       Price ($)      Repricing
------------------  ------------------ -------------  ------------- ------------- ------------ ----------------

Robert O. Smith      November 5, 1998     100,000         $2.31         $5.44        $2.31      8 yrs., 2 mo.
                     November 5, 1998     100,000         $2.31         $6.69        $2.31      9 yrs., 2 mo.

Report on Repricing of Stock Options

        During 1998 there was a substantial decrease in the market price of the Company's Common Stock. As a result, the Compensation Committee repriced stock options for officers and employees of the Company on November 5, 1998. No repricing occurred for stock options held by non-employee directors. The repricing was done in an effort to retain the Company's quality employees and officers who had lost a significant portion of their financial interest in the Company because their stock options were "out of the money." In November 1998, the Company completed the Company's stock option repricing program for officers and employees of the Company pursuant to which stock options for 598,940 shares of Common Stock, originally issued with exercise prices ranging from $4.00 to $6.69 per share, were reissued with an exercise price of $2.31 per share, which exercise price approximated the fair market value of the Company's shares on the date of repricing.

        Stock options are intended to provide incentives to the Company's officers and employees. The Compensation Committee believes that such equity incentives are a significant factor in the Company's ability to attract, retain, and motivate officers and employees who are critical to the Company's long-term success. This is especially true to attract and retain quality employees in Silicon Valley. Further, many of the Company's officers and employees have had salary reduced during the current and prior calendar year due to the financial condition of the Company. The Compensation Committee believes that the repricing of the options is a form of incentive to the officers and employees of the Company to remain with the Company during its period of financial restructuring, and believes that such repricing is in the best interests of the Company and its shareholders.

Compensation Committee

        Robert Boschert
        Scott McDonald
        Thomas O'Neil

                                    PRINCIPAL SHAREHOLDERS

        The following table sets forth, as of May 1999, certain information with respect to the beneficial ownership of shares of Digital Common Stock by all shareholders known by Digital to be the beneficial owners of more than five percent of the outstanding shares of such Common Stock, all directors and executive officers of Digital individually, and all directors and all executive officers of Digital as a group. As of May 24, 1999, there were 2,771,435 shares of Common Stock outstanding.

                                                          No. of Shares
Name                                                      Common Stock(1)               Percent
-----------------------------------------------          -----------------             ----------

Rhodora Finance Corporation Limited                           183,464                     6.62%
80 Broad Street
Monrovia, Liberia

Digital Power - ESOP                                          173,333                     6.25%
41920 Christy Street
Fremont, CA  94538

Thomas W. O'Neil, Jr.,                                         75,600(2)                  2.66%
Director

Robert O. Smith,                                              587,564(3)                 18.42%
Director and Chief Executive Officer

Chris Schofield,                                               11,000                        *
Managing Director, Digital Power Limited

Philip G. Swany,                                               44,250(4)                  1.57%
Chief Financial Officer

Scott C. McDonald,                                             17,500(5)                     *
Director

Robert J. Boschert,                                            10,000(5)                     *
Director

All directors and executive officers as a group               745,914(6)                 21.23%
(6 persons)



*       Less than one percent.

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

(2) Includes 50,000 shares subject to options and warrants exercisable within 60 days.

(3) Includes 318,400 shares subject to options and warrants exercisable within 60 days. Also includes 169,164 owned by the Digital Power ESOP of which Mr. Smith is a trustee.

(4)     Represents 44,250 shares subject to options exercisable within 60 days.

(5) Includes 10,000 shares subject to options and warrants exercisable within 60 days.

(6) Includes 422,650 shares subject to options and warrants and exercisable within 60 days. Also includes 169,164 shares owned by the Digital Power ESOP of which Mr. Smith is a trustee and may be deemed a beneficial owner.

                             APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors retained the firm of Hein + Associates, LLP as independent auditor for Digital and its subsidiaries for the year 1999. A representative of Hein + Associates, LLP will be at the Meeting to respond to appropriate questions.

                           OTHER MATTERS AND ADDITIONAL INFORMATION

        The Board of Directors of Digital knows of no other matters that may or are likely to be presented at the Meeting. However, in such event, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgement in such matters pursuant to discretionary authority granted in the proxy.

        Shareholders should direct any requests for additional information to Digital Power Corporation, 41920 Christy Street, Fremont, California 94538.

                                    SHAREHOLDER PROPOSALS

        Shareholder proposals to be included in Digital's Proxy Statement and Proxy for its 2000 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the SEC and must be received by Digital no later than Friday, December 3rd, 1999.


        ALL SHAREHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. SHAREHOLDERS MAY REVOKE THE PROXY IF THEY DESIRE AT ANY TIME BEFORE IT IS VOTED.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                               /s/ Philip G. Swany
                                                   -----------------------
                                                   PHILIP G. SWANY,
                                                   Corporate Secretary
May 27, 1999

                                           EXHIBIT A


                                          Article VI

        No   shareholders   shall  be  entitled  to   cumulative   voting  at  a
shareholders' meeting at which directors are to be elected.

                                         Article VII

        Any action required or permitted to be taken by the shareholders of this corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such shareholders; provided, however, that the foregoing shall not derogate from the authority of all of the shareholders of the Corporation eligible to vote, to remove without cause any or all directors by written consent pursuant to Section 303 of the Corporation Code. At any annual meeting or special meeting of shareholders of this corporation, only such business shall be conducted as shall have been brought before such meeting in the manner provided by the bylaws of this corporation.

                                         Article VIII.

        The affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Voting Stock (as herein defined) shall be required for the adoption or authorization of any Business Combination (as herein defined), provided that such sixty-six and two-thirds percent (66 2/3%) voting requirement shall not be applicable if all of the conditions specified in paragraph 8.02 of this Article VIII are met.

        8.01 Definitions. The following definitions shall apply for purposes of this Article VIII:

               (a) "Person" shall mean any individual, firm, corporation or other entity.

               (b) "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 provided, however, that the term "registrant" as used in such definition of "Associate" shall mean the corporation.

               (c) "Subsidiary" shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the corporation, provided, however, that for the purposes of the definition of "Related Person" set forth below, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the corporation.

               (d) "Voting Stock" shall mean capital stock of the corporation entitled to vote generally in the election of directors.

               (e) "Beneficial Owner" shall have the meaning set forth in Regulation 13D under the Securities Exchange Act of 1934, and includes any other person with which such Beneficial Owner has any agreement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

               (f) "Related Person" shall mean, in respect of any Business Combination, any person (other than the corporation, any Subsidiary, any pension, savings, or other employee benefit plan of employees of the corporation or any Subsidiary, or any one or a group of more than one Continuing Director) who or which:

                      (i) is the Beneficial Owner, directly or indirectly, of ten percent (10%) or more of the voting power of the outstanding Voting Stock; or

                      (ii) is an Affiliate of the corporation and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of ten percent (10%) or more of the voting power of the then outstanding Voting Stock; or

                      (iii) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by a Related Person, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933 or any successor securities law.

               (g) "Business Combination" shall mean any one or more of the following transactions:

                      (i) Any merger or consolidation of the corporation or any Subsidiary with any Related Person or any Person (whether or not itself a Related Person) which is, or after such merger or consolidation would be, an Affiliate of a Related Person.

                      (ii) Any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Related Person, or any Affiliate of any Related Person or any Person of substantially all the assets of the corporation or any Subsidiary.

                      (iii) The issuance or transfer by the corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the corporation or any Subsidiary to any Related Person or any Affiliate of any Related Person or any Person in exchange for cash, securities or other property (or combination thereof) having an aggregate Fair Market Value of one million dollars ($1,000,000) or more.

                      (iv) Any reclassification of securities (including any reverse stock split), or recapitalization of the corporation, or any merger or consolidation of the corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving a Related Person) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the corporation or any Subsidiary which is directly or indirectly beneficially owned by any Related Person or any Affiliate of any Related Person.

               (h) "Continuing Director" shall mean any member of the Board of Directors of the corporation who: (i) is not a Related Person nor an Affiliate of the Related Person and was a member of the Board of Directors prior to the time that such Related Person became a Related Person; or (ii) is a successor of a Continuing Director who is not an Affiliate of the Related Person and who is recommended to succeed a Continuing Director prior to his initial election or appointment to the corporation's Board of Directors by a two-thirds vote of the Continuing Directors then on the Board of Directors.

               (i) "Fair Market Value" shall mean:

                      (i) in the case of stock, the highest closing sale price of a share of such stock during the thirty
                             (30) day period immediately preceding the date for which such Fair Market Value is being determined on the principal United States securities exchange registered under the Securities Exchange Act of 1934 or successor law on which such stock is listed, or if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the thirty
                             (30) day period preceding the date for which such Fair Market Value is being determined on the National Association of Securities Dealers, Inc. Automated Quotation System or any system then in use, or if no such quotations are available, the Fair Market Value of such stock as determined in
                             good faith by the Board of Directors;   and

                      (ii) in the case of property other than cash or stock, the Fair Market Value of such property determined by the Board of Directors in good faith for the date on which such Fair Market Value is being determined.

        8.02 Exception to 66 2/3% Vote Requirement. The sixty-six and two-third percent (66 2/3%) vote required by this Article VIII for approval of certain Business Combinations shall not be applicable to a Business Combination, and such Business Combination shall require only such affirmative vote as required by law and any other provision of this Articles of Incorporation, if:

               (a) Such Business Combination shall have been approved by a eighty percent (80%) vote of the Continuing Directors, and a majority of the Board of Directors; or

               (b) All of the following conditions shall have been met with respect to such Business Combination:

                      (i) The Business Combination has been approved by a majority of the Board of Directors; and

                      (ii) The aggregate amount of cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest of the following, adjusted to reflect subdivisions of stock and stock splits:

                             A. The highest per share price (including brokerage commissions, transfer taxes and soliciting dealer's fees) paid by the Related Person for the corporation's Common Stock acquired by it (1) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or
                                    (2) in the transaction in which it became a Related Person, whichever is higher;

                             B. The Fair Market Value per share of the corporation's Common Stock (1) on the Announcement Date, or (2) on the date on which the Related Person became a Related Person (the "Determination Date"), whichever is higher; or

                             C. The Fair Market Value per share of the corporation's Common Stock determined pursuant to the immediately preceding subparagraph B, multiplied by the ratio of
                                    (1) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealer's fees) paid by the Related Person for any shares of Common Stock acquired by it within the two-year period immediately prior to the Announcement Date, to the (2) the Fair Market Value per share of such Common Stock on the first day in such two-year period upon which the Related Person acquired any shares of such Common Stock.

                      (ii) The consideration to be received by holders of a particular class of outstanding Voting Stock shall be in cash or in such form as the holders of the Voting Stock may approve as a class.

                      (iii) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any class or series of outstanding Voting Stock, other than Common Stock, shall be at least equal to the highest amount determined under clauses A, B or C below.

                             A. The highest per share price (including any brokerage commissions, transfer taxes, and soliciting dealers' fees) paid by or on behalf of the Related Person for any share of such class or series of beneficial ownership of shares of such class or series of Voting Stock (1) within the two-year period immediately prior to the Announcement Date or (2) in the transaction in which it
                                    became  a  Related  Person,   whichever  is
                                    higher;

                             B. The Fair Market Value per share of such class or series of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; or

                             C. The highest preferential amount per share to which the holders of shares of such class or series of Voting Stock would be entitled, if any, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, regardless of whether the Business Combination to be consummated constitutes such an event.

                      (iv) After such Related Person has become a Related Person and prior to the consummation of such Business Combination: (a) there shall have been no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision or split of the Common Stock), except as approved by a eighty percent (80%) vote of the Continuing Directors; and (b) such Related Person shall not have become the Beneficial Owner of any newly issued shares of Voting Stock except as part of the transaction which results in such Related Person becoming a Related Person, and except as necessary to reflect any subdivision or split of the Common Stock.

                      (v) After such Related Person has become a Related Person, such Related Person shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the corporation, whether in anticipation of or in connection with a Business Combination or otherwise.

                      (vi) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act or Rules) shall be mailed to shareholders of the corporation at least thirty (30) days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

        8.03 Certain Determinations. The Continuing Directors, acting as a committee, shall have the power and duty to determine for the purposes of this
Article VIII, on the basis of information known to them after reasonable inquiry, (i) whether a person is a Related Person, (ii) the number of shares of Voting Stock beneficially owned by any person, (iii) whether a person is an Affiliate or Associate of another, and (iv) whether the assets which are the subject of any Business Combination constitute substantially all the assets of the Corporation or any Subsidiary, or the consideration to be received for the issuance or transfer of securities by the corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of one million dollars ($1,000,000) or more.

        8.04 Fiduciary Obligations of Related Persons. Nothing contained in this
Article VIII shall be construed to relieve any Related Person from any fiduciary obligation imposed by law.

        8.05 Amendment and Repeal. Notwithstanding any other provisions of this Article of Incorporation or the bylaws of the corporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Article of Incorporation or the bylaws of the corporation), the affirmative vote of the majority of Directors and the affirmative vote of the holders of at least sixty-six and two-third percent (66

2/3%) of the outstanding shares of the Voting Stock shall be required to amend, modify or repeal, or to adopt any provisions inconsistent with this Article VIII of this Article of Incorporation; provided, however, that this Article VIII may be amended, modified or repealed, and any such new provision may be added, upon the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding shares of the Voting Stock of the corporation, if such amendment, modification, repeal or addition shall first have been approved and recommended by a resolution adopted by a eighty percent (80%) vote of the Continuing Directors and a majority of the Board.

                                          Article IX

        Notwithstanding anything contained in these Articles of Incorporation to the contrary, Article VI and VII hereof shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least sixty-six and two-third percent (66 2/3%) of the voting power of all the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Notwithstanding anything contained in these Articles of Incorporation to the contrary, the affirmative vote of the holders of at least sixty-six and two-third percent (66 2/3%) of the voting power of all the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or, adopt any provisions inconsistent with or repeal this Article IX.

                                   DIGITAL POWER CORPORATION
                            41920 Christy Street, Fremont, CA 94538

                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Robert O. Smith and Philip G. Swany, and each of them, as proxies with the power to appoint his or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of DIGITAL POWER CORPORATION ("Digital"), held of record by the undersigned on May 24, 1999, at the Annual Meeting of Shareholders to be held on July 14, 1999, at 10:00 a.m. (Pacific Time), at Digital's corporate offices located at 41920 Christy Street, Fremont, California 94538, and at any and all adjournments thereof.

1. To amend the Articles of Incorporation of Digital to adopt a new Article VI to eliminate cumulative voting;

        FOR ______                  AGAINST ______               ABSTAIN ______

2. To amend the Articles of Incorporation of Digital to adopt a new Article VII to eliminate shareholder action by written consent;

        FOR ______                  AGAINST ______               ABSTAIN ______

3.      To amend the  Articles  of  Incorporation  of the Digital to adopt a new
        Article VIII which establishes higher voting requirements for shareholders in certain circumstances (a) to approve certain business combinations involving Digital and/or its subsidiaries, and (b) to amend
        Article VIII;

        FOR ______                  AGAINST ______               ABSTAIN ______

4. If either Proposal Nos. 1 or 2 is approved, to amend the Articles of Incorporation of Digital to adopt a new Article IX to require a higher voting requirement to amend Articles VI or VII;

        FOR ______                  AGAINST ______               ABSTAIN ______

5.      Election of Directors.

        FOR all nominees listed below _____               WITHOUT AUTHORITY ____
        (except as marked to the contrary below)   (to withhold vote for all
                                                    Nominees below)

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

        Robert O. Smith             Chris Schofield        Thomas W. O'Neil, Jr.
        Scott C. McDonald           Robert J. Boschert

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the five above-listed director nominees.

        Please sign exactly as name appears on the share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                      ----------------------      -----------------------------
                      Name (Print)                Name (Print) (if held jointly)

Dated: ____________   ----------------------      -----------------------------
                      Signature                   Signature (if held jointly)


                      (Address)                           (Address)

I will ___ will not ___ attend the Meeting. Number of persons to attend: _____.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
 ENVELOPE.